UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2012

Date of reporting period:  August 31, 2012

Item 1. Reports to Stockholders.

Annual Report | August 31, 2012
Performance Trust Total Return
Bond Fund (Symbol: PTIAX) and
Performance Trust Municipal Bond
Fund (Symbol: PTIMX)
© 2012. Performance Trust Investment Advisors. All Rights Reserved.

LETTER FROM THE INVESTMENT ADVISER (Unaudited)

Dear Fellow Shareholders:

Performance Trust Total Return Bond Fund (PTIAX) Annual Management’s
Discussion of Fund Performance:  9/1/2011 – 8/31/2012

 As we complete our second year in operation as of August 31, 2012, we are pleased to report that PTIAX achieved a total return of 12.61% over the past year.  Below we highlight some of the significant influences on bond markets and our Fund over the past twelve months.

First, the Federal Reserve has exerted significant influence over bond markets through its commitment to keep short term interest rates low until 2014, and its extraordinary purchases of Treasury bonds and residential mortgage backed securities issued by government agencies (Agency RMBS).  For example, the 10-year Treasury bond yield has declined from 2.22% to 1.54% over the past year.

Second, spreads on fixed income instruments have tightened relative to Treasury bonds, or in simpler terms, the yield differential has become smaller.  For example, the FINRA/Bloomberg Investment Grade US Corporate Bond Index spread to Treasuries has tightened from 3.62% to 2.73% during the past year.  Spreads in other fixed income sectors have similarly tightened.

PTIAX is a “total return”  bond fund, which means that our portfolio management team focuses its efforts on the sectors which we estimate will offer the potential best future return, accounting for risk.  During the past year, we concluded that non-agency residential mortgage-backed securities (Non-Agency RMBS) and municipal bonds offered the potential best future return.  As a result, for most of the year, our portfolio exposure was roughly 50% in Non-Agency RMBS and 40% in municipal bonds.  We usually keep 5-10% of the portfolio in cash so that we can quickly take advantage of market pricing inefficiencies when they occur.

In each case, we sought bonds in which credit risk was mispriced and/or embedded interest rate options created favorable risk/reward profiles.  We seek this type of complexity in our investment choices because we believe it separates the top fixed-income managers from the average fixed-income managers.  During the past year, both Non-Agency RMBS and municipal bonds indeed rallied in price, which explains some of the return we achieved.  The remainder of the return was achieved from the periodic interest we receive on the portfolio.

One important question for the fixed income investor is:  Is the risk of investing in “high-quality” bonds at low interest rates worth the risk/reward?  Another important question is:  Can better risk/reward profiles be found elsewhere in the fixed income markets?

We believe the answers to these questions, in order, are “no” and “yes.”

First we address the “no.”  An investor in 5-year Treasury bonds is accepting a yield of 0.60% as of August 31, 2012.  Mathematically, assuming rates can fall no lower than 0%, the largest capital gain an investor can achieve by selling the bond prior to its maturity is 3%.  Also mathematically, assuming the bond matures at par (i.e., a $100 investment), the investor will receive $103 in principal and interest over the coming five years.  In either case, the investor cannot achieve the 6+% he achieved over the past decade from investing in government bonds.  Further, the investor will lose real purchasing power if inflation exceeds 0.60% over the next five years.  In addition, the investor can lose quite a bit of money in lost opportunity if interest rates were to rise for one reason or another.  This asymmetry of risk vs. reward is why we avoid Treasury bonds.  Yet bonds issued or guaranteed by the U.S. government represent 75% of the “Barclays Aggregate,” a common fixed-income benchmark, so that is the risk/reward profile most U.S. bond investors accept, whether they understand that or not.

Fortunately, the “yes” provides an alternative.  During the past year, the Fund has been primarily invested, and continues to be invested in, Non-Agency RMBS and municipal bonds.  In these two sectors, which contain pricing inefficiencies, we believe we can employ our analytical and trading methods to create potentially better risk/reward profiles.  We believe these sectors have not fully recovered from the credit crisis of 2008, so we can try to take advantage of mispriced credit risk.

As we survey the fixed income markets going forward, we continue to believe that the Non-Agency RMBS and municipal bond sectors offer the potential for better expected return per unit of investment risk we accept.  Over the coming year, we believe that investment insight will generate notable performance, especially in a world of persistently low interest rates on many fixed income alternatives.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

LETTER FROM THE INVESTMENT ADVISER (Unaudited)

 Performance Trust Municipal Bond Fund (PTIMX) Annual Management’s
Discussion of Fund Performance:  9/1/2011 – 8/31/2012

What factors affected the U.S. economy and municipal market during the twelve-month reporting period ended August 31, 2012?
The past twelve months ended August 31, 2012 have received signs of weak economic recovery for the U.S. and global economies, although in a disjointed and uneven manner.  The eurozone has continued to weaken, with region-wide GDP contracting from a year ago.  With renewed funding pressures on Italy and Spain, along with continued concerns regarding a Greek exit from the euro, the toll on the core countries is reflected in a slowing of their respective economies’ business activities.  Emerging market economies have also been impacted by the eurozone crisis as evidenced by China’s recent down draft in exports.

The U.S. economy has exhibited signs of stabilization in the midst of what can only be defined as a generally difficult recovery.  The housing sector has demonstrated firmness, as the combination of a modest recovery in home prices, a decline in the inventory of unsold homes, and a continued easing of credit has led to a rebound in residential investment spending.  As a consequence, the broader economy has seen a rise in consumer spending and increased demand, particularly in bigger ticket items.  The data regarding labor has been mixed, with non-farm payroll numbers tepid at best.

Treasury bond prices have been supported by a number of both international and domestic factors.  As mentioned above, international factors positively impacting U.S. Treasury bond prices included continued international concern regarding possible outcomes for the eurozone resulting in a flight to quality in securities such as U.S. Treasury bonds.  On the national front, the Federal Reserve has exerted significant influence over bond markets through its commitment to keep short term interest rates low until 2014 (now 2015), and its extraordinary purchases of both Treasury bonds and residential mortgage backed securities issued by government agencies (Agency RMBS).  For example, the 10-year Treasury bond yield has declined from 2.22% to 1.54% over the past year.

Over the past twelve months, municipals were tethered to the direction of Treasuries, although with some lagging effect.  Factors supporting the municipal bond market included continued strong demand for municipal bonds along with a growing, but manageable supply.  On the demand side of the equation, investor appetite has been evident by sustained strong municipal bond mutual fund inflows.  Year-to-date, municipal bond mutual fund net inflows through the end of August 31, 2012 totaled $35.8 billion.  In fact, tax-exempt municipal bond mutual fund flows have been positive for 39 consecutive weeks, bringing the aggregate net inflows to $39.6 billion since it started late in 2011.  At the same time, mutual fund flows continued their positive trend, and municipal bond calls and maturities have been a strong factor, taking municipal bonds out of client portfolios including mutual funds, closed-end funds, and separately managed accounts.  Another factor that positively impacted the municipal bond market was a new issue calendar that has been easily absorbed.

How did the Fund perform during the reporting period?
Performance Trust Municipal Bond Fund (PTIMX) experienced strong relative performance for the twelve months ended August 31, 2012.  The Fund’s returns assume the reinvestment of all distributions.  For the twelve month period ended August 31, 2012, the Fund generated a total return of 17.38% versus the Barclays Capital U.S. Municipal Bond Index at 8.78% over the same period.

At the end of August 31, 2012, the Fund’s annual reporting period, PTIMX was fully invested, with a majority of the Fund in intermediate-maturity municipals in the lower investment grade and below-investment grade credit spectrum, a part of the municipal market that we think continues to hold a great deal of value.  We believe PTIMX is well diversified across sectors, issuers, and states.  There are a total of 97 positions, with the largest single exposure representing 2.88% of the Fund’s net assets.  PTIMX currently has 41.72% of its assets invested in Baa/BBB quality bonds.  Additionally, the Fund has 18.77% in the non-rated and below investment grade space.

Credit quality breakdown (as of 8/31/2012):
Percentage
Credit Quality*	of Net Assets
AAA/Aaa	0.53%
AA/Aa	9.32%
A	22.72%
BBB/Baa	41.72%
BB/Ba	4.50%
B	0.54%
Non rated	13.73%
Net cash & equiv.	6.94%

*
Credit distribution is provided by Moody’s and Standard & Poor’s as of August 31, 2012. The Fund uses the higher of the two ratings. Investment Grade refers to a bond considered investment grade if its credit rating is BBB or higher by Standard & Poor’s or Baa or higher by Moody’s. Below Investment Grade refers to a bond rating below that of investment grade.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

LETTER FROM THE INVESTMENT ADVISER (PTIMX)

Sector concentration (as of 8/31/2012):
Percentage
Sectors	of Net Assets
CCRC	16.57%
Hospital	16.51%
Education	10.86%
Other Revenue	9.62%
Higher Education	8.79%
Tax OB – Unlimited	5.55%
Water & Sewer	4.43%
Transportation	4.19%
Student Loan	3.40%
Insured	2.77%
IDB	2.19%
Dedicated Tax	1.92%
Tobacco	1.72%
Utility	1.46%
Housing	1.24%
Municipals	0.71%
Tax OB – Limited	0.58%
Multi Family HSG	0.55%
Net cash & equiv.	6.94%

State allocations (as of 8/31/2012):
Percentage
States	of Net Assets
AZ	5.75%
CA	3.75%
CO	5.13%
CT	0.80%
DC	1.44%
FL	12.15%
GA	0.70%
HI	0.77%
IA	1.42%
IL	7.98%
IN	3.01%
LA	1.66%
ME	1.16%
MI	7.69%
MN	2.67%
MO	0.72%
NC	0.84%
NH	2.32%
NJ	5.93%
NY	1.63%
OH	2.56%
OK	1.16%
OR	1.28%
PA	5.00%
PR	3.04%
TN	1.87%
TX	1.72%
UT	1.67%
VA	2.00%
VT	0.51%
WA	1.25%
WI	0.74%
WY	1.53%

Coupon distribution:
Percentage
Coupon	of Net Assets
0 - 3.99	2.52%
4 - 4.99	13.68%
5 - 5.99	58.01%
6 - 6.99	13.24%
7 - 7.99	4.82%
8 - 8.99	0.79%
9 - 9.99	0.00%
10 & over	0.00%
Net cash & equiv.	6.94%

Maturity breakdown:
Percentage
Maturity	of Net Assets
Net cash & equiv.	6.94%
0–4.99 years	1.41%
5–5.99 years	1.53%
6–6.99 years	1.47%
7–7.99 years	0.25%
8–8.99 years	6.55%
9–9.99 years	8.52%
10–14.99 years	40.74%
15–19.99 years	20.45%
20–24.99 years	6.53%
25–29.99 years	2.62%
30 years & over	2.99%
Average Maturity	13.32 yrs

The Fund’s NAV for the period ended August 31, 2012 was $22.81.  The weighted average maturity of the bonds was 13.32 years, with an average duration (a measure of the Fund’s sensitivity to interest rate movements) of 6.54 years.

What strategies did you use to manage the Fund? How did these strategies influence performance?
PTIMX is managed with a fundamental, bottom up, individual bond-by-bond focus.  We employ a value-oriented approach when analyzing municipal bonds, looking for bonds that we believe can provide attractive income and after tax

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

LETTER FROM THE INVESTMENT ADVISER (PTIMX) (Unaudited)

total return potential.  Our goal is to purchase municipal bonds at a yield differential, or “spread” to “AAA” rated bonds that compensate clients for credit and liquidity risk embedded in the bond today, and that possess credit fundamentals demonstrating a likelihood of improving in credit quality over time.  We believe this bottom up approach to credit analysis on individual municipal bonds provides an opportunity for spread compression (i.e., have a lower spread relative to “AAA” rated municipal bonds) and potential price appreciation.

As part of this individual security analysis, we employ Shape Management® as a key component of our investment process.  Shape Management® is a proprietary means of applying total return scenario analysis to both individual bonds and portfolios of bonds.  Total return scenario analysis applies various interest rate shifts, yield curve slope analysis, reinvestment rate assumptions and probability analysis to determine a municipal bond’s “shape”, or how we believe that bond will perform in various interest rate environments.

Over the twelve months ended August 31, 2012, we continued to focus on buying bonds in the lower spectrum of credit rating categories as well as below investment grade and non-rated bonds.  The Fund’s exposure to “BBB” rated bonds represents 41.72% of its assets, and non-rated and below-investment grade represents 18.77%.  We believe that purchases in this part of the market have absolute yields and credit spreads that are attractive relative to “AAA” and “AA” rated general obligation bonds.  We have focused on purchasing revenue bonds of what we deem are essential service providers.  These are bonds that typically have a dedicated revenue stream associated with a defined service, such as hospitals, charter schools, higher education (e.g., colleges), and senior living facilities.  Our largest sector exposures included continuing care retirement communities (16.57%), hospitals (16.51%), and education (10.86%).

As we continued to invest Fund assets, we focused on the eight to twenty year portion of the municipal yield curve (i.e. bonds with nine to twenty years to maturity), as we sought to take advantage of the steepness of the slope in this portion of the municipal yield curve.  The Fund’s average duration increased from 5.4 years on 8/31/2011 to 6.5 years on 8/31/2012.

For reasons discussed above, municipal bond prices have rallied over the past twelve months ended August 31, 2012.  The 30-year AAA Municipal Market Data (MMD) yield was 3.78% on 9/1/2011 and ended 8/31/2012 at 2.89%, an 89 basis point decrease in yield.  The ten-year spot on the AAA MMD curve saw yields fall 43 basis points, from 2.17% on 9/1/2011 to 1.74% on 8/31/2012.  Furthermore, in the 15-year part of the MMD curve, the representative AAA yield was 3.00% on 9/1/2011 and ended 8/31/2012 at 2.17%, a decrease of 83 basis points.  PTIMX’s NAV went from $20.19 on 9/1/2011 to $22.81 on 8/31/2012, and its latest monthly distribution was $.0671, paid on 8/30/2012.

Past performance does not guarantee future results.

All investing involves risk including the potential loss of principal. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and nonrated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in real estate investment trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Derivatives involve investment exposure that may exceed the original cost and a small investment in derivatives could have a large potential impact on the performance of the Fund. Options and swap positions held in a Fund may be illiquid and the Fund manager may have difficulty closing out a position.

Income from tax-exempt bonds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.

Additionally, investments in exchange-traded funds (“ETFs”) are subject to additional risks that do not apply to conventional mutual funds, including the risks that market prices of ETF shares may trade at a discount to their net asset values, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.

Barclays Capital U.S. Municipal Bond Index is a broad-based, total return index. The index is comprised of 8,000 actual bonds. The bonds are all investment grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1984. Bonds are added to the index and weighted and updated monthly, with a one-month lag. It is not possible to invest in an index. Municipal Market Data (MMD) is an independent provider of a broad range of benchmark data and technical/fundamental analysis to the municipal bond market. Their analysis provides comprehensive coverage of the municipal cash, derivatives and U.S. Treasury markets.

Correlation is a measure of the interdependence of two random variables. Allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the schedule of investments for complete holdings.

Diversification does not assure a profit or protect against a loss in a declining market.

The information provided herein represents the opinions of Peter B. Cook, J. Thomas Futrell and Johnathan N. Wilhelm, and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

GROWTH OF PERFORMANCE TRUST TOTAL RETURN BOND FUND (PTIAX)

Performance Trust Total Return Bond Fund (Unaudited)
Total Return vs. Barclays Capital U.S. Aggregate Bond Index

Total Returns—For the Periods Ended August 31, 2012 (Unaudited)

		ANNUALIZED
		SINCE INCEPTION
	ONE YEAR	(AUGUST 31, 2010)(1)
Performance Trust Total Return Bond Fund	12.61%	10.97%
Barclays Capital U.S. Aggregate Bond Index	5.78%	5.20%

(1)  Fund commenced investment operations on September 1, 2010.

The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, Barclays Capital dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage Passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities. The Barclays Capital U.S. Aggregate Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on August 31, 2010, the inception date for the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all fund distributions. Investment performance reflects fee waivers in effect. In absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTIAfunds.com.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

PERFORMANCE TRUST TOTAL RETURN BOND FUND (PTIAX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of August 31, 2012

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

GROWTH OF PERFORMANCE TRUST MUNICIPAL BOND FUND (PTIMX)

Performance Trust Municipal Bond Fund (Unaudited)
Total Return vs. Barclays Capital U.S. Municipal Bond Index

Total Returns—For the Periods Ended August 31, 2012 (Unaudited)

		SINCE INCEPTION
	ONE YEAR	(JUNE 30, 2011)
Performance Trust Municipal Bond Fund	17.38%	15.72%
Barclays Capital U.S. Municipal Bond Index	8.78%	9.98%

The Barclays Capital U.S. Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/ BBB or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. The Barclays Capital U.S. Municipal Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on June 30, 2011, the inception date for the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all fund distributions. Investment performance reflects fee waivers in effect. In absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTIAfunds.com.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND (PTIMX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of August 31, 2012

* For additional details on allocation of portfolio holdings by state, please see the Schedule of Investments.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2012

	Performance Trust	Performance Trust
	Total Return	Municipal
	Bond Fund	Bond Fund
Assets
Investments, at value (cost $42,230,811 and $20,614,208, respectively)	$44,540,164	$21,653,777
Interest receivable	198,843	182,244
Receivable for investments sold	131,113	821,871
Receivable from Adviser	—	7,123
Receivable for Fund shares sold	538,380	156,360
Other assets	8,785	10,693
Total Assets	45,417,285	22,832,068

Liabilities
Payable for investments purchased	747,860	1,877,957
Payable for Fund shares redeemed	—	42,170
Payable to affiliates	51,180	42,333
Payable to Adviser	13,688	—
Accrued expenses and other liabilities	25,118	27,117
Total Liabilities	837,846	1,989,577

Net Assets	$44,579,439	$20,842,491
Net Assets Consist Of:
Paid-in capital	$41,964,434	$19,558,871
Accumulated undistributed net investment income	3,523	2,049
Accumulated undistributed net realized gain on investments	302,129	242,002
Net unrealized appreciation on investments	2,309,353	1,039,569
Net Assets	$44,579,439	$20,842,491

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,991,202	913,668

Net asset value, redemption price and offering price per share	$22.39	$22.81

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS
August 31, 2012

	PRINCIPAL
	AMOUNT	VALUE

ASSET BACKED SECURITIES–6.24%

AmeriCredit Automobile
Receivables Trust
2009-1, B, 9.790%, 04/15/2014	$180,236	$186,227
2010-2, 1.710%, 08/08/2014	586,388	586,961
2011-2, 0.900%, 09/08/2014	75,506	75,551
2009-1, C, 14.550%, 01/15/2016	500,000	554,345

Bank of America Auto Trust
2010-2, 1.940%, 06/15/2017	855,000	866,866

Ford Credit Auto Owner Trust
2012-A, 0.620%, 09/15/2014	423,565	423,888

RAMP Trust
2004-RS8, 4.980%, 08/25/2034	94,094	89,883
TOTAL ASSET BACKED SECURITIES
(COST $2,787,667)		2,783,721

MORTGAGE BACKED SECURITIES–51.09%

Banc of America Alternative
Loan Trust
2007-1, 5.956%, 04/25/2022 (a)	167,106	170,832
2005-5, 6.000%, 06/25/2035	489,671	403,565
2005-11, 5.750%, 12/25/2035	496,411	388,667

Banc of America Funding Corp.
2007-5, 5.500%, 07/25/2037	787,795	642,486
2007-5, 6.500%, 07/25/2037	652,727	667,680

Banc of America Mortgage
Securities, Inc.
2005-F, 3.089%, 07/25/2035 (a)	157,372	148,949

Bear Stearns Asset Backed
Securities Trust
2004-AC5, 5.250%, 10/25/2034	320,908	330,188
2005-AC8, 5.500%, 11/25/2035	239,021	206,838

Chaseflex Trust
2005-2, 5.500%, 06/25/2035	565,000	461,119
2006-2, 6.160%, 09/25/2036 (a)	250,000	207,810
2006-2, 6.160%, 09/25/2036 (a)	500,000	419,745

Citicorp Mortgage Securities, Inc.
2006-3, 5.500%, 06/25/2021	559,369	575,883
2006-1, 5.500%, 02/25/2026	125,457	128,075
2006-3, 1A9, 5.750%, 06/25/2036	123,835	128,061
2006-3, 1819, 5.750%, 06/25/2036	482,865	492,683

Citimortgage Alternative Loan Trust
2007-A4, 5.500%, 04/25/2022	189,971	195,096

Countrywide Alternative Loan Trust
2004-30CB, 5.500%, 03/25/2020	306,000	284,026
2005-7CB, 0.636%, 04/25/2035 (a)	432,425	345,681
2005-21CB, 5.250%, 06/25/2035	472,000	431,147
2005-40CB, 5.500%, 10/25/2035	165,643	132,711
2005-J10, 5.500%, 10/25/2035	119,599	110,667
2005-49CB, 5.500%, 11/25/2035	877,602	674,831
2005-52CB, 5.500%, 11/25/2035	292,479	228,365
2005-J13, 5.500%, 11/25/2035	458,189	414,615
2005-73CB, 6.250%, 01/25/2036	400,151	340,194
2006-32CB, 5.500%, 11/25/2036	645,734	467,640

Countrywide Home Loan Mortgage
Pass Through Trust
2005-20, 5.250%, 12/25/2027	185,479	166,312
2002-J4, 5.500%, 10/25/2032	303,128	314,408
2003-7, 4.500%, 05/25/2033	212,195	219,275
2004-HYB5, 3.109%, 04/20/2035 (a)	630,712	485,442
2005-15, 5.500%, 08/25/2035	259,558	256,723
2005-16, 5.000%, 09/25/2035	62,000	60,278
2005-J3, 5.500%, 09/25/2035	383,817	330,725
2005-27, 5.500%, 12/25/2035	138,682	127,878

Credit Suisse First Boston Mortgage
Securities Corp.
2004-7, 5.250%, 10/25/2019	92,085	93,680
2005-10, 5.750%, 11/25/2035	170,000	160,289

Credit Suisse Mortgage
Capital Certificates
2006-8, 5.500%, 10/25/2021	267,739	251,570
2006-3, 6.000%, 04/25/2036	351,000	279,405
2006-4, 7.000%, 05/25/2036	408,782	229,441
2007-3, 5.500%, 04/25/2037	278,415	260,995
2007-5, 5.000%, 08/25/2037	370,077	335,022

Deutsche Mortgage Securities, Inc.
2004-4, 2.785%, 06/25/2034 (a)	332,855	286,165

First Horizon Alternative
Mortgage Securities
2006-FA6, 5.750%, 11/25/2021	108,919	110,108
2005-FA2, 0.836%, 04/25/2035 (a)	139,112	102,666

GSAA Trust
2006-6, 5.651%, 03/25/2036 (a)	131,856	74,288

GSR Mortgage Loan Trust
2005-AR2, 2.804%, 05/25/2034 (a)	577,445	502,695
2005-1F, 6.000%, 01/25/2035	94,396	94,378
2005-6F, 5.500%, 07/25/2035	518,634	478,346
2005-7F, 5.000%, 09/25/2035	220,000	193,598

Indymac Index Mortgage Loan Trust
2005-AR1, 2.699%, 03/25/2035 (a)	131,683	114,550

JP Morgan Alternative Loan Trust
2005-S1, 5.000%, 12/25/2035	137,269	102,771
2005-S1, 5.500%, 12/25/2035	1,039,428	828,464
2006-S2, 6.050%, 05/25/2036 (a)	151,926	131,151

JP Morgan Mortgage Trust
2005-S3, 5.750%, 01/25/2036	325,580	305,474

Lehman Mortgage Trust
2006-2, 6.455%, 04/25/2036 (a)	192,270	186,800

Percentages are stated as a percent of net assets.
(a)  Variable rate security; the rate shown represents the rate at August 31, 2012.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2012

	PRINCIPAL
	AMOUNT	VALUE

MASTR Adjustable Rate
Mortgages Trust
2004-15, 3.346%, 12/25/2034 (a)	$429,174	$380,200

MASTR Seasoned Securities Trust
2005-2, 3.758%, 10/25/2032 (a)	242,235	234,898

Morgan Stanley Mortgage Loan Trust
2006-7, 5.000%, 06/25/2021	270,352	246,641
2004-11AR, 3.048%, 01/25/2035 (a)	107,959	86,953

Nomura Asset Acceptance Corp.
2005-AP2, 4.976%, 05/25/2035 (a)	258,352	234,646

RAAC Series
2005-SP1, 6.000%, 09/25/2034	662,236	672,313

RALI Trust
2004-QS6, 5.000%, 05/25/2019	194,704	197,889
2007-QS4, 5.500%, 04/25/2022	117,858	116,222
2004-QS7, 5.500%, 05/25/2034	298,780	277,898
2005-QS14, 6.000%, 09/25/2035	48,374	35,387

Residential Asset Securitization Trust
2004-R2, 5.500%, 08/25/2034	697,907	609,141
2005-A11, 5.500%, 10/25/2035	581,717	463,285

RFMSI Trust
2006-S10, 5.500%, 10/25/2021	466,968	482,119
2005-SA1, 2.814%, 03/25/2035 (a)	224,801	193,617

WaMu Mortgage Pass
Through Certificates
2004-S2, 6.000%, 06/25/2034	145,814	142,454
2006-AR2, 2.472%, 03/25/2036 (a)	329,346	265,464

Washington Mutual Alternative
Mortgage Pass-Through Certificates
2005-1, 5.500%, 03/25/2035	750,000	690,102
2005-4, 5.500%, 06/25/2035	441,014	414,047
2005-5, 5.500%, 07/25/2035	241,754	223,668
2005-9, 5.500%, 11/25/2035	98,522	83,592

Wells Fargo Mortgage Backed
Securities Trust
2003-11, 4.750%, 10/25/2018	116,961	118,556
2007-2, 5.250%, 03/25/2037	500,000	524,051
TOTAL MORTGAGE BACKED
SECURITIES (COST $21,114,529)		22,773,592

MUNICIPAL BONDS–34.56%

California–4.79%

Centinela Valley Union
High School District
0.000% Coupon, 08/01/2021	750,000	538,785

Lemon Grove Elementary
School District
0.000% Coupon, 11/01/2020	375,000	273,697

San Jose Evergreen Community
College District
0.000% Coupon, 09/01/2028	200,000	89,232

Santa Ana Unified School District
0.000% Coupon, 08/01/2020	1,470,000	1,114,863

West Contra Costa Unified
School District
0.000% Coupon, 08/01/2022	180,000	118,343
		2,134,920
Connecticut–1.45%

Connecticut Municipal Electric
Energy Cooperative
5.000%, 01/01/2030	555,000	645,620

Illinois–8.09%

Chicago Board of Education
0.000% Coupon, 12/01/2021	1,000,000	731,760

Cook County Township High School
District No. 225 Northfield
0.000% Coupon, 12/01/2020	355,000	283,489

Illinois Finance Authority
0.000% Coupon, 01/01/2020	785,000	648,826

Lake County Community
Consolidated School District
No. 50 Woodland
5.625%, 01/01/2026	335,000	404,787
5.750%, 01/01/2030	480,000	573,792

Lake County Community Unit School
District No. 95 Lake Zurich
0.000% Coupon, 12/01/2020	1,000,000	779,970

Metropolitan Pier &
Exposition Authority
0.000% Coupon, 06/15/2021	220,000	184,749
		3,607,373
Indiana–3.67%

City of Carmel, IN
Waterworks Revenue
5.000%, 05/01/2036	1,000,000	1,114,990

Franklin Community
Multi-School Building Corp.
5.000%, 01/10/2023	400,000	465,768

Zionsville Community
Schools Building Corp.
0.000% Coupon, 01/15/2029	100,000	54,282
		1,635,040

Percentages are stated as a percent of net assets.
(a)  Variable rate security; the rate shown represents the rate at August 31, 2012.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2012

	PRINCIPAL
	AMOUNT	VALUE

Michigan–1.41%

City of Detroit, MI Water
Supply System Revenue
5.750%, 07/01/2026	$550,000	$627,665

New Jersey–1.47%

New Jersey Transportation
Trust Fund Authority
5.750%, 06/15/2025	500,000	655,585

Pennsylvania–3.27%

Brownsville Area School District
4.450%, 11/15/2033	500,000	500,000

Pennsylvania Turnpike Commission
5.500%, 12/01/2034 (a)	1,000,000	960,490
		1,460,490
Puerto Rico–0.78%

Puerto Rico Sales Tax
Financing Corp.
0.000% Coupon, 08/01/2032	1,000,000	346,960

Rhode Island–2.08%

State of Rhode Island
5.500%, 08/01/2027	750,000	926,550

Texas–7.55%

Burleson Independent
School District
5.000%, 08/01/2030	670,000	801,166

City of Austin, TX Electric
Utility Revenue
5.000%, 11/15/2029	560,000	646,061

Fort Worth International Airport
5.000%, 11/01/2035	1,000,000	1,076,860

North Texas Tollway Authority
5.000%, 09/01/2029	720,000	841,334
		3,365,421
TOTAL MUNICIPAL BONDS
(COST $14,751,388)		15,405,624

	SHARES

SHORT-TERM INVESTMENTS–8.02%
First American Treasury
Obligations Fund, 0.000% (a)	3,577,227	3,577,227
TOTAL SHORT-TERM INVESTMENTS
(COST $3,577,227)		3,577,227

TOTAL INVESTMENTS
(COST $42,230,811)–99.91%		44,540,164

OTHER ASSETS IN EXCESS
OF LIABILITIES–0.09%		39,275
TOTAL NET ASSETS–100.00%		$44,579,439

Percentages are stated as a percent of net assets.
(a)  Variable rate security; the rate shown represents the rate at August 31, 2012.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS
August 31, 2012

	PRINCIPAL
	AMOUNT	VALUE

MUNICIPAL BONDS–91.85%

Arizona–5.75%

Phoenix Industrial
Development Authority
5.000%, 06/01/2027	$500,000	$558,340

Pima County Industrial
Development Authority
6.500%, 04/01/2026	200,000	200,364
6.625%, 07/01/2031	215,000	223,899

Tempe Industrial
Development Authority
6.250%, 12/01/2042	200,000	215,684
		1,198,287
California–3.75%

City of Highland, CA
5.125%, 09/01/2024	125,000	131,666

City of Irvine, CA
4.000%, 09/02/2021	100,000	107,501

City of San Buenaventura, CA
8.000%, 12/01/2026	125,000	160,931

City of Yucaipa, CA
5.000%, 09/01/2026	200,000	210,342

El Dorado Union High School District
0.000% Coupon, 12/01/2028	60,000	24,774

National City Community
Development Commission
5.750%, 08/01/2021	100,000	113,879

Palmdale Community
Redevelopment Agency
0.000% Coupon, 12/01/2020	45,000	32,058
		781,151
Colorado–5.13%

Colorado Health Facilities Authority
4.500%, 12/01/2033	250,000	244,627

Denver Convention
Center Hotel Authority
5.250%, 12/01/2022	100,000	107,626

E-470 Public Highway Authority
0.000% Coupon, 09/01/2020	410,000	297,193
0.000% Coupon, 09/01/2022	15,000	9,618
0.000% Coupon, 09/01/2023	10,000	6,035

Harvest JCT Metropolitan District
5.375%, 12/01/2037	400,000	404,200
		1,069,299
Connecticut–0.80%

Connecticut State Health &
Educational Facility Authority
5.000%, 07/01/2026	150,000	167,181

District of Columbia–1.44%

District of Columbia
6.250%, 10/01/2032	250,000	300,720

Florida–12.15%

Citizens Property Insurance Corp.
5.500%, 06/01/2016	30,000	34,285
5.000%, 06/01/2022	500,000	579,290

Escambia County Health
Facilities Authority
5.125%, 08/15/2020	45,000	52,473
5.500%, 08/15/2024	285,000	325,276

Lee County Industrial
Development Authority
5.000%, 11/01/2025	150,000	172,368

Miami Beach Health
Facilities Authority
4.000%, 11/15/2025	600,000	600,468

Miromar Lakes Community
Development District
4.875%, 05/01/2022	200,000	197,188

Orange County Health
Facilities Authority
4.000%, 06/01/2022	250,000	257,050

Palace Coral Gables Community
Development District
5.000%, 05/01/2032	100,000	113,862

Venetian Community
Development District
5.000%, 05/01/2023	200,000	200,900
		2,533,160
Georgia–0.70%

City of Atlanta, GA
5.500%, 11/01/2027	35,000	42,952

Main Street Natural Gas, Inc.
5.000%, 03/15/2017	65,000	73,426
5.000%, 03/15/2018	25,000	28,427
		144,805
Hawaii–0.77%

Hawaii State Department of
Budget & Finance
5.000%, 11/15/2027	150,000	161,016

Illinois–7.98%

Chicago Board of Education
5.000%, 12/01/2020	250,000	294,622

Percentages are stated as a percent of net assets.
(a)  Variable rate security; the rate shown represents the rate at August 31, 2012.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2012

	PRINCIPAL
	AMOUNT	VALUE

Illinois Finance Authority
5.125%, 02/01/2026	$150,000	$158,169
5.000%, 11/01/2027	60,000	67,016
5.750%, 05/15/2031	150,000	156,294

Railsplitter Tobacco
Settlement Authority
6.000%, 06/01/2028	100,000	117,437

Regional Transportation Authority
6.000%, 06/01/2023	25,000	31,506

State of Illinois
5.000%, 01/01/2019	20,000	23,070

Town of Cicero, IL
5.000%, 12/01/2022	500,000	570,505

Village of Franklin Park, IL
6.250%, 07/01/2030	200,000	244,132
		1,662,751
Indiana–3.01%

City of Carmel, IN
7.125%, 11/15/2047	400,000	403,252

Indiana Bond Bank
5.250%, 10/15/2020	95,000	110,058
Indiana Finance Authority
5.500%, 11/15/2026	100,000	114,163
		627,473
Iowa–1.42%

Iowa Higher Education Loan Authority
5.625%, 10/01/2026	150,000	163,263

Iowa Student Loan Liquidity Corp.
5.300%, 12/01/2023	120,000	133,601
		296,864
Louisiana–1.66%

Jefferson Parish Hospital
Service District No. 1
5.375%, 01/01/2031	100,000	113,195

Louisiana Local Government
Environmental Facilities &
Community Development
6.500%, 08/01/2029	200,000	233,436
		346,631
Maine–1.16%

Maine Health & Higher Educational
Facilities Authority
6.000%, 07/01/2026	50,000	57,447
7.500%, 07/01/2032	150,000	184,909
		242,356

Michigan–7.69%

City of Detroit, MI Sewage Disposal
System Revenue
5.000%, 07/01/2018	250,000	286,122

Kentwood Economic
Development Corp.
5.375%, 11/15/2027	400,000	417,000

Michigan Finance Authority
5.000%, 02/01/2022	500,000	507,080
7.000%, 10/01/2031	250,000	267,638

Star International Academy
5.000%, 03/01/2033	125,000	125,514
		1,603,354
Minnesota–2.67%

City of West St. Paul, MN
6.750%, 09/01/2031	150,000	162,288

St. Paul Housing &
Redevelopment Authority
6.375%, 09/01/2031	150,000	161,409

Tobacco Securitization
Authority MN
5.250%, 03/01/2026	200,000	232,428
		556,125
Missouri–0.72%

St. Louis County Industrial
Development Authority
4.500%, 09/01/2023	140,000	150,612

New Hampshire–2.32%

New Hampshire Business
Finance Authority
5.000%, 10/01/2018	200,000	233,010

New Hampshire Health & Education
Facilities Authority
5.300%, 07/01/2017	150,000	151,319
5.600%, 10/01/2022	95,000	98,056
		482,385
New Jersey–5.93%

New Jersey Economic
Development Authority
5.000%, 06/15/2023	250,000	285,925
5.750%, 06/15/2029	100,000	109,678
6.000%, 07/01/2032	150,000	156,543

New Jersey Higher Education
Student Assistance Authority
5.000%, 12/01/2022	500,000	565,410

New Jersey Transportation
Trust Fund Authority
5.500%, 06/15/2031	100,000	119,072
		1,236,628

Percentages are stated as a percent of net assets.
(a)  Variable rate security; the rate shown represents the rate at August 31, 2012.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2012

	PRINCIPAL
	AMOUNT	VALUE

New York–1.63%

Suffolk County Economic
Development Corp.
5.000%, 07/01/2028	$300,000	$339,717

North Carolina–0.84%

North Carolina Capital Facilities
Finance Agency
4.000%, 03/01/2026	175,000	175,548

Ohio–2.56%

County of Hamilton, OH
5.250%, 06/01/2023	100,000	115,579

Southeastern Ohio Port Authority
5.750%, 12/01/2032	400,000	417,256
		532,835
Oklahoma–1.16%

Oklahoma Development
Finance Authority
4.500%, 01/01/2021	240,000	242,143

Oregon–1.28%

Oregon State Facilities Authority
3.625%, 07/01/2021	150,000	154,743

State of Oregon Housing &
Community Services Department
5.000%, 01/01/2026	100,000	111,428
		266,171
Pennsylvania–5.00%

Clairton Municipal Authority
4.000%, 12/01/2022	400,000	411,160

Delaware County Authority
4.000%, 10/01/2022	300,000	302,448
5.000%, 06/01/2023	200,000	208,540

Montgomery County Industrial
Development Authority
5.000%, 11/15/2023	105,000	119,698
		1,041,846
Puerto Rico–3.04%

Commonwealth of Puerto Rico
5.500%, 07/01/2026	250,000	273,808

Puerto Rico Electric Power Authority
5.250%, 07/01/2027	50,000	54,263

Puerto Rico Industrial, Tourist,
Educational, Medical, & Environmental
Control Facilities Financing Authority
5.000%, 04/01/2027	300,000	305,241
		633,312

Tennessee–1.87%

Metropolitan Government Nashville
& Davidson County Health &
Educational Facilities Board
5.000%, 07/01/2027	335,000	358,872

Tennessee Energy Acquisition Corp.
5.000%, 02/01/2015	30,000	31,401
		390,273
Texas–1.72%

City of Houston, TX Airport
System Revenue
5.000%, 07/01/2025	100,000	112,912
6.500%, 07/15/2030	100,000	111,227

Texas Private Activity Board Surface
Transportation Corp.
7.000%, 06/30/2040	110,000	134,438
		358,577
Utah–1.67%

Utah State Charter School
Finance Authority
6.300%, 07/15/2032	335,000	347,666

Vermont–0.51%

Vermont Economic
Development Authority
5.000%, 05/01/2021	100,000	105,600

Virginia–2.00%

Virginia Small Business
Financing Authority
4.500%, 01/01/2023	135,000	145,549
5.000%, 01/01/2027	250,000	271,180
		416,729
Washington–1.25%

Washington Health Care
Facilities Authority
5.000%, 12/01/2032	250,000	260,495

Wisconsin–0.74%

Wisconsin Health & Educational
Facilities Authority
5.125%, 08/15/2019	40,000	43,870
5.000%, 08/15/2022	100,000	109,596
		153,466
Wyoming–1.53%

Teton County Hospital District
5.500%, 12/01/2027	150,000	174,264

Percentages are stated as a percent of net assets.
(a)  Variable rate security; the rate shown represents the rate at August 31, 2012.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2012

	PRINCIPAL
	AMOUNT	VALUE

Wyoming Community
Development Authority
6.250%, 07/01/2031	$130,000	$144,303
		318,567
TOTAL MUNICIPAL BONDS
(COST $18,104,174)		19,143,743

	SHARES

SHORT-TERM INVESTMENTS–12.04%
Fidelity Institutional Money
Market Funds–Tax-Exempt
Portfolio, 0.010% (a)	2,510,034	2,510,034
TOTAL SHORT-TERM INVESTMENTS
(COST $2,510,034)		2,510,034

TOTAL INVESTMENTS
(COST $20,614,208)–103.89%		21,653,777

LIABILITIES IN EXCESS OF
OTHER ASSETS–(3.89)%		(811,286)
TOTAL NET ASSETS–100.00%		$20,842,491

Percentages are stated as a percent of net assets.
(a)  Variable rate security; the rate shown represents the rate at August 31, 2012.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2012

	Performance Trust	Performance Trust
	Total Return	Municipal
	Bond Fund	Bond Fund
Investment Income
Interest income	$1,749,846	$441,879
Total Investment Income	1,749,846	441,879

Expenses
Advisory fees	180,592	42,598
Administration and accounting fees	85,061	85,159
Transfer agent fees and expenses	29,703	29,685
Custody fees	26,756	4,901
Federal and state registration fees	25,430	26,979
Audit and tax fees	17,500	17,545
Legal fees	12,070	11,839
Chief Compliance Officer fees and expenses	11,992	12,016
Trustees’ fees and related expenses	6,240	6,199
Reports to shareholders	1,589	3,128
Other expenses	5,574	3,913
Total Expenses	402,507	243,962
Less waivers and reimbursement by Adviser (Note 4)	(116,568)	(185,390)
Net Expenses	285,939	58,572

Net Investment Income	1,463,907	383,307

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	500,082	255,256
Short transactions	—	(201)
Change in net unrealized appreciation from investments	1,798,494	1,007,094
Net Realized and Unrealized Gain on Investments	2,298,576	1,262,149

Net Increase in Net Assets from Operations	$3,762,483	$1,645,456

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

STATEMENTS OF CHANGES IN NET ASSETS
Performance Trust Total Return Bond Fund

	Year Ended	Year Ended
	August 31, 2012	August 31, 2011
From Operations
Net investment income	$1,463,907	$830,085
Net realized gain from investments	500,082	40,236
Change in net unrealized appreciation from investments	1,798,494	510,859
Net increase in net assets from operations	3,762,483	1,381,180

From Distributions
Net investment income	(1,730,414)	(673,860)
Net realized gain on investments	(113,771)	(10,613)
Net decrease in net assets resulting from distributions paid	(1,844,185)	(684,473)

From Capital Share Transactions
Proceeds from shares sold	30,197,363	25,594,217
Shares issued in reinvestment of distributions declared	819,691	289,061
Cost for shares redeemed	(11,539,631)	(3,396,267)
Net increase in net assets from capital share transactions	19,477,423	22,487,011

Total Increase in Net Assets	21,395,721	23,183,718

Net Assets
Beginning of year	23,183,718	—
End of year	$44,579,439	$23,183,718

Accumulated Undistributed Net Investment Income	$3,523	$161,641

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

STATEMENTS OF CHANGES IN NET ASSETS
Performance Trust Municipal Bond Fund

	Year Ended	Period Ended
	August 31, 2012	August 31, 2011(1)
From Operations
Net investment income	$383,307	$9,868
Net realized gain (loss) from:
Investments	255,256	1,862
Short transactions	(201)	—
Change in net unrealized appreciation from investments	1,007,094	32,475
Net increase in net assets from operations	1,645,456	44,205

From Distributions
Net investment income	(381,196)	(9,930)
Net realized gain on investments	(14,915)	—
Net decrease in net assets resulting from distributions paid	(396,111)	(9,930)

From Capital Share Transactions
Proceeds from shares sold	16,792,987	4,798,457
Shares issued in reinvestment of distributions declared	343,839	9,620
Cost for shares redeemed	(2,381,827)	(4,205)
Net increase in net assets from capital share transactions	14,754,999	4,803,872

Total Increase in Net Assets	16,004,344	4,838,147

Net Assets
Beginning of period	4,838,147	—
End of period	$20,842,491	$4,838,147

Accumulated Undistributed Net Investment Income (Loss)	$2,049	$(62)

(1)  The Fund commenced operations on June 30, 2011.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

PERFORMANCE TRUST TOTAL RETURN BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Year Ended
	August 31, 2012	August 31, 2011
Net Asset Value, Beginning of Period	$21.14	$20.00

Income from investment operations:
Net investment income(1)	1.05	0.95
Net realized and unrealized gain on investments	1.52	0.91
Total from investment operations	2.57	1.86

Less distributions paid:
From net investment income	(1.23)	(0.71)
From net realized gain on investments	(0.09)	(0.01)
Total distributions paid	(1.32)	(0.72)

Net Asset Value, End of Period	$22.39	$21.14

Total Return	12.61%	9.36%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$44,579	$23,184

Ratio of expenses to average net assets:
Before waiver and expense reimbursement	1.34%	1.65%
After waiver and expense reimbursement	0.95%	0.95%

Ratio of net investment income to average net assets:
Before waiver and expense reimbursement	4.47%	3.80%
After waiver and expense reimbursement	4.86%	4.50%

Portfolio turnover rate	52.42%	77.86%

(1)  Per share net investment income was calculated using the average shares outstanding method.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	August 31, 2012	August 31, 2011(1)
Net Asset Value, Beginning of Period	$20.18	$20.00

Income from investment operations:
Net investment income(2)	0.79	0.05
Net realized and unrealized gain on investments	2.64	0.17
Total from investment operations	3.43	0.22

Less distributions paid:
From net investment income	(0.76)	(0.04)
From net realized gain on investments	(0.04)	—
Total distributions paid	(0.80)	(0.04)

Net Asset Value, End of Period	$22.81	$20.18

Total Return(3)	17.38%	1.06%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$20,842	$4,838

Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)	2.29%	7.66%
After waiver and expense reimbursement(4)	0.55%	0.55%

Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement(4)	1.86%	(5.69)%
After waiver and expense reimbursement(4)	3.60%	1.42%

Portfolio turnover rate(3)	131.34%	15.43%

(1)	The Fund commenced operations on June 30, 2011.
(2)	Per share net investment income (loss) was calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS
August 31, 2012

1.	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Performance Trust Mutual Funds (the “Funds”) are comprised of the Performance Trust Total Return Bond Fund (the “Total Return Bond Fund”) and the Performance Trust Municipal Bond Fund (the “Municipal Bond Fund”), each representing a distinct diversified series with their own investment objectives and policies within the Trust. The investment objective of the Total Return Bond Fund is to purchase undervalued fixed income assets and achieve investment returns through interest income and potential capital appreciation. The investment objective of the Municipal Bond Fund is to provide a high level of current interest income that is substantially exempt from regular federal income taxes and is consistent with preservation of capital. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Total Return Bond Fund became effective on August 31, 2010 and commenced investment operations on September 1, 2010. The Municipal Bond Fund became effective on June 29, 2011 and commenced operations on June 30, 2011 with respect to the Institutional Class shares. As of the date of this report, the Retail Class shares have not commenced operations. Costs incurred by the Funds in connection with the organization and the initial public offering of shares were paid by Performance Trust Investment Advisors, LLC (the “Adviser”).

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a.	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

U.S. government securities valued by a pricing service (a “Pricing Service”) are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Securities are valued principally using prices furnished by a pricing service. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be generally categorized as Level 3.

Asset-backed and mortgage-backed securities are priced by a Pricing Service. The fair value of the securities is estimated using various valuation techniques including models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Additional inputs such as the security and the creditworthiness of the underlying collateral and quotes from outside brokers for the same or similar issuances are considered in developing the fair value estimate. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be generally categorized as Level 3.

Municipal bonds are priced by a Pricing Service. The fair value of municipal bonds is generally evaluated in a manner similar to asset backed securities. A discounted cash flow methodology is employed using a benchmark yield and estimated cash flows for each bond, as well as an estimated discount for liquidity. Additional inputs such as calls of bond principal by the issuer are considered in the estimate of fair value. The extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be generally categorized as Level 3.

Other debt securities, excluding short-term instruments are valued at the mean between the closing bid and asked prices provided by a Pricing Service. If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price. Any discount or premium is accreted or amortized over the expected life of the respective securities using the interest method.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2012

significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

»	Level 1: Quoted prices in active markets for identical securities.
»	Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
»	Level 3: Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2012:

PERFORMANCE TRUST TOTAL RETURN BOND FUND
	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed
Securities	$—	$2,783,721	$—	$2,783,721
Mortgage
Backed Securities	—	22,773,592	—	22,773,592
Municipal Bonds	—	15,405,624	—	15,405,624
Total Fixed Income	—	40,962,937	—	40,962,937
Short-Term
Investments	3,577,227	—	—	3,577,227
Total Investments
in Securities	$3,577,227	$40,962,937	$—	$44,540,164

PERFORMANCE TRUST MUNICIPAL BOND FUND
	Level 1	Level 2	Level 3	Total
Fixed Income
Municipal Bonds	$—	$19,143,743	$—	$19,143,743
Total Fixed Income	—	19,143,743	—	19,143,743
Short-Term
Investments	2,510,034	—	—	2,510,034
Total Investments
in Securities	$2,510,034	$19,143,743	$—	$21,653,777

During the year ended August 31, 2012, there were no transfers between Levels for the Funds. The Funds did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3. It is the Funds’ policy to record transfers between levels as of the end of the reporting period. The Funds did not hold any financial derivative instruments during the year ended August 31, 2012.

b.	Short Positions

The Funds may sell a security they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense. As collateral for its short positions, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the fair value of the securities sold short.  As of August 31, 2012, the Funds did not have any open short positions and accordingly did not have any collateral.

c.	Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended August 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations. During the year ended August 31, 2012, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

d.	Distributions to Shareholders

The Funds will distribute any net investment income monthly. The Funds will distribute any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Funds.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

e.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2012

f.	Share Valuation

The NAV per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

g.	Expenses
Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

h.	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the basis of identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Any discount or premium is accreted or amortized over the expected life of the respective securities using the interest method.

3.	Federal Tax Matters
The tax character of distributions paid during the periods ended August 31, 2012 and August 31, 2011 was as follows:

PERFORMANCE TRUST TOTAL RETURN BOND FUND
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2012	AUGUST 31, 2011
Ordinary Income	$1,829,374	$684,473
Tax-Exempt Income	—	—
Long-Term Capital Gain	14,811	—

PERFORMANCE TRUST MUNICIPAL BOND FUND
	YEAR ENDED	PERIOD ENDED
	AUGUST 31, 2012	AUGUST 31, 2011
Ordinary Income	$16,127	$30
Tax-Exempt Income	379,984	9,900
Long-Term Capital Gain	—	—

As of August 31, 2012, the components of accumulated earnings (losses) on a tax basis were as follows:

PERFORMANCE TRUST TOTAL RETURN BOND FUND
Cost basis of investments for federal
income tax purposes	$42,230,811
Gross tax unrealized appreciation	$2,379,724
Gross tax unrealized depreciation	(70,371)
Net tax unrealized appreciation	2,309,353
Undistributed ordinary income	51,280
Undistributed long-term capital gain	254,372
Total distributable earnings	305,652
Other accumulated losses	—
Total accumulated earnings (losses)	$2,615,005

PERFORMANCE TRUST MUNICIPAL BOND FUND
Cost basis of investments for federal
income tax purposes	$20,614,208
Gross tax unrealized appreciation	$1,039,569
Gross tax unrealized depreciation	—
Net tax unrealized appreciation	1,039,569
Undistributed ordinary income	244,051
Undistributed long-term capital gain	—
Total distributable earnings	244,051
Other accumulated losses	—
Total accumulated earnings (losses)	$1,283,620

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2012, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities:

	TOTAL RETURN	MUNICIPAL
	BOND FUND	BOND FUND
Accumulated Undistributed
Net Investment
Income/(Loss)	$108,389	—
Accumulated Undistributed
Net Realized
Gain/(Loss)	$(108,389)	—

On September 27, 2012, distributions from ordinary income of $54,195 and $146,192 for the Municipal Bond Fund and Total Return Bond Fund, respectively, were declared and paid by the Funds to shareholders of record on September 26, 2012.

4.	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Adviser for its management services at the annual rate of 0.60% for the Total Return Bond Fund and 0.40% for the Municipal Bond Fund of the Funds’ average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Funds’ other expenses at least through December 29, 2013 and June 29, 2014 for the Total Return Bond Fund and the Municipal Bond Fund, respectively, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Funds’ total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 0.95% for the Total Return Bond Fund and 0.55% for the Institutional Class shares of the Municipal Bond Fund (the “Expense Limitation Cap”) of the Fund’s average daily net assets. For the year ended August 31, 2012, expenses of $116,568 for the Total Return Bond Fund and $185,390 for the Institutional Class shares of the Municipal Bond Fund were waived or reimbursed by the Adviser. Any such waiver or reimbursement is subject to later adjustment to

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2012

allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three fiscal years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	TOTAL RETURN	MUNICIPAL
	BOND FUND	BOND FUND
August 31, 2014	$128,482	$49,426
August 31, 2015	$116,568	$185,390

5.	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator and Fund Accountant under an Administration Agreement. The Administrator performs various administrative and accounting services including preparing various federal and state regulatory filings, reports and returns for the Funds; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  For the year ended August 31, 2012, administration and accounting fees of $85,061 and 85,159 were incurred for the Total Return Bond Fund and Municipal Bond Fund, respectively.  At August 31, 2012, the USBFS was owed fees of $28,588 and $27,336 from the Total Return Bond Fund and Municipal Bond Fund, respectively.

USBFS also serves as the transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Fund’s custodian.  For the year ended August 31, 2012, the Total Return Bond Fund incurred $29,703, and $26,756 in transfer agency and custody fees, respectively.  For the year ended August 31, 2012, the Municipal Bond Fund incurred $29,685, and $4,901 in transfer agency and custody fees, respectively.  At August 31, 2012, the Total Return Bond Fund owed $9,939, and $8,652 for transfer agency and custody fees, respectively.  At August 31, 2012, the Municipal Bond Fund owed $9,084, and $1,913 for transfer agency and custody fees, respectively.

The Fund also has a line of credit with US Bank (see footnote 9).

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended August 31, 2012, the Total Return Bond Fund and Municipal Bond Fund were allocated $11,992 and $12,016, respectively, of the Trust’s Chief Compliance Officer fees.  At August 31, 2012, fees of $4,001 and $4,000 were owed for the Chief Compliance Officer’s services by the Total Return Bond Fund and Municipal Bond Fund, respectively.

6.	Capital Share Transactions
Transactions in shares of the Funds were as follows:

TOTAL RETURN BOND FUND
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2012	AUGUST 31, 2011
Shares Sold	1,388,315	1,244,216
Shares Reinvested	38,115	13,736
Shares Redeemed	(532,104)	(161,076)
Net Increase	894,326	1,096,876

MUNICIPAL BOND FUND
	YEAR ENDED	PERIOD ENDED
	AUGUST 31, 2012	AUGUST 31, 2011(1)
Shares Sold	768,995	239,513
Shares Reinvested	15,808	477
Shares Redeemed	(110,917)	(208)
Net Increase	673,886	239,782

(1) The Fund commenced investment operations on June 30, 2011.

7.	Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended August 31, 2012, are summarized below.

	TOTAL RETURN	MUNICIPAL
	BOND FUND	BOND FUND
Purchases
U.S. Government	$—	$—
Other	32,407,481	27,206,626

Sales
U.S. Government	$1,154,375	$—
Other	13,050,710	12,478,178

8.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the fund creates a presumption of control of a Fund, under Section 2(a)(9) of the 1940 Act. At August 31, 2012, Dubuque Bank & Trust Co., for the benefit of its customers, held 36.04% of the Total Return Bond Fund’s outstanding shares. At August 31, 2012, Dubuque Bank & Trust Co., for the benefit of its customers, held 30.99% of the Municipal Bond Fund’s outstanding shares.

9.	Line of Credit

At August 31, 2012, the Total Return Bond Fund and Municipal Bond Fund each had a line of credit in the amount of $5,000,000 and $1,500,000, respectively, maturing August 15, 2013.  These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Interest will be accrued at the prime 3.25% rate (as of August 31, 2012). The credit facility is with US Bank, the Funds’ custodian.  During the year ended August 31, 2012, neither Fund utilized the line of credit.

10.	Subsequent Event
On September 28, 2012, the Municipal Bond Fund Retail Class shares commenced operations.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Performance Trust Mutual Funds
(Trust for Professional Managers)

We have audited the accompanying statements of assets and liabilities, of Performance Trust Mutual Funds, comprising the Performance Trust Total Return Bond Fund and the Performance Trust Municipal Bond Fund (the “Funds”), each a series of the Trust for Professional Managers, including the schedules of investments, as of August 31, 2012, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and broker or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Performance Trust Mutual Funds as of August 31, 2012, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
October 30, 2012

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

NOTICE OF PRIVACY POLICY & PRACTICES

We collect non-public personal information about you from the following sources:

»  information we receive about you on applications or other forms;

»  information you give us orally; and

»  information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your nonpublic personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

EXPENSE EXAMPLE
Six Months Ended August 31, 2012 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2012–August 31, 2012).

Actual Expenses
The first line of the table below for each Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $2.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged to the Funds, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds.

			EXPENSES PAID
			DURING PERIOD
PERFORMANCE TRUST	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2012 –
TOTAL RETURN BOND FUND	MARCH 1, 2012	AUGUST 31, 2012	AUGUST 31, 2012
Actual	$1,000	$1,064.90	$4.93
Hypothetical
(5% annual return before expenses)	$1,000	$1,020.36	$4.82

*	Expenses are equal to the Fund’s annualized expense ratio of .95%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

			EXPENSES PAID
			DURING PERIOD
PERFORMANCE TRUST	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2012 –
MUNICIPAL BOND FUND	MARCH 1, 2012	AUGUST 31, 2012	AUGUST 31, 2012
Actual	$1,000	$1,070.30	$2.86
Hypothetical
(5% annual return before expenses)	$1,000	$1,022.37	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of .55%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 30, 2012 to consider the renewal of the Investment Advisory Agreement, as amended (the “Agreement”), between the Trust, on behalf of the Performance Trust Total Return Bond Fund (the “Total Return Bond Fund”) and the Performance Trust Municipal Bond Fund (the “Municipal Bond Fund”), each a series of the Trust (each, a “Fund,” and together, the “Funds”), and Performance Trust Investment Advisors, LLC, the Funds’ investment adviser (the “Adviser”).  In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its Code of Ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one year term ending August 31, 2013.

Discussion of Factors Considered
In considering the renewal of the investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	Nature, Extent and Quality of Services Provided to the Funds

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted to the Funds’ affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of Peter B. Cook and Anthony J. Harris, co-portfolio managers for the Total Return Bond Fund and J. Thomas Futrell and Johnathan N. Wilhelm, co-portfolio managers for the Municipal Bond Fund, and G. Michael Plaiss, a co-portfolio manager for both Funds, as well as other key personnel at the Adviser involved in the day-to-day activities of the Funds.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and the Adviser’s marketing activity and goals and its continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	Investment Performance of the Funds and the Adviser

The Trustees discussed the performance of the Funds for the year-to-date and one-year periods ended July 31, 2012.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Funds on both an absolute basis and in comparison to a benchmark index (the Barclays Aggregate Bond Index for the Total Return Bond Fund and the Barclays Municipal Bond Index for the Municipal Bond Fund) and in comparison to a peer group of similar funds as constructed by data presented by Morningstar, Inc. (a peer group of U.S. open-end intermediate-term bond funds for the Total Return Bond Fund and a peer group of U.S. open-end municipal national intermediate funds for the Municipal Bond Fund) (each a “Morningstar Peer Group”).

The Trustees noted that the Total Return Bond Fund’s performance for the year-to-date and one-year periods

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONT.)
(Unaudited)

ended July 31, 2012 fell within the first quartile, significantly above the Morningstar Peer Group averages for those periods.  The Trustees further noted that for the one-year period ended July 31, 2012, the Total Return Bond Fund’s performance was the best of its Morningstar Peer Group.  The Trustees also noted that for the year-to-date period ended May 31, 2012 and for the one-year and since inception periods ended December 31, 2011, the Total Return Bond Fund outperformed the Barclays Aggregate Bond Index.

The Trustees noted that the Municipal Bond Fund’s performance for the year-to-date and one-year periods ended July 31, 2012 ranked substantially above its Morningstar Peer Group average, and was the best performing fund in the peer group for each period.  The Trustees also noted that for the year-to-date period ended May 31, 2012 and for the since inception period ended December 31, 2011, the Municipal Bond Fund outperformed the Barclays Municipal Bond Index.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Funds was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from the Adviser’s continued management.

3.	Costs of Services Provided and Profits Realized by the Adviser

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group and the Adviser’s separately-managed accounts, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noting that the Adviser had provided substantial subsidies for the Funds’ operations since each Fund’s inception and had not recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidizations undertaken by the Adviser, as well as the Funds’ brokerage commissions, noting that the Adviser makes no effort to seek soft dollar arrangements.  These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the August 30, 2012 meeting, as well as the presentations made by the Adviser over the course of the year.

The Trustees noted that the Total Return Bond Fund’s contractual management fee of 0.60% fell into the fourth quartile, above its Morningstar Peer Group average of 0.45%, which fell between the second and third quartiles.  The Trustees observed that the Total Return Bond Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 0.95% fell between the third and fourth quartiles, above its Morningstar Peer Group average of 0.76%, which fell within the second quartile.

The Trustees noted that the Municipal Bond Fund’s contractual management fee of 0.40% fell into the third quartile, above its Morningstar Peer Group average of 0.35%, which also fell into the third quartile.  The Trustees observed that the Municipal Bond Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 0.55% for its Institutional Class shares, which fell between the second and third quartiles, was slightly higher than its Morningstar Peer Group average of 0.54%, which fell within the second quartile.  The Trustees then compared the fees paid by each of the Funds to fees paid by separately-managed accounts of the Adviser with similar investment strategies and noted that these fees were similar.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded that the Adviser maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business, despite its subsidies to support the Funds’ operations.

4.	Extent of Economics of Scale as the Funds Grow

The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Funds.  The Trustees noted that the Funds’ management fee structures did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the Adviser had provided information to the Trustees concerning the future circumstances that may warrant a breakpoint in the fee

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONT.)
(Unaudited)

structures.  With respect to the Adviser’s fee structures and any applicable expense waivers, the Trustees concluded that the current fee structures were reasonable and reflected a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset levels.

5.	Benefits Derived from the Relationship with the Funds

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Funds.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds.  The Trustees noted that the Adviser receives no soft dollar benefits with respect to its management of the Funds.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or press coverage, appear to be reasonable, and in many cases may benefit the Funds through growth in assets.

Conclusions
The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Funds’ surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement as being in the best interests of each Fund and its shareholders.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

ADDITIONAL INFORMATION
(Unaudited)

Tax Information
For the year ended August 31, 2012, taxable ordinary income distributions are designed as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Funds as follows:

Total Return Bond Fund	5.40%
Municipal Bond Fund	3.76%

Availability of Proxy Voting Information
The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1 (877) 738-9095. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available of the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1 (877) 738-9095, or by accessing the SEC’s website at http://www.sec.gov.

Portfolio Holdings
The Funds file their complete schedule of portfolio holding with the SEC four times each fiscal year at quarter-ends. The Funds file their schedule of portfolio holdings with the SEC on Form N-Q (first and third quarters) and Form N-CSR (second and fourth quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1 (202) 551-8090 (direct) or 1 (800) SEC-0330 (general SEC number).

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-738-9095 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Forward Looking Statements
Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the most recent Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s data, forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

Indemnification
Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information About Trustees
The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1 (877) 738-9095.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

INDEPENDENT TRUSTEES
(Unaudited)

OTHER
				NUMBER OF	DIRECTORSHIPS
	POSITION(S)	TERM OF OFFICE	PRINCIPAL	PORTFOLIOS IN THE	HELD BY TRUSTEE
NAME, ADDRESS,	HELD WITH THE	AND LENGTH OF	OCCUPATION(S) DURING	TRUST OVERSEEN BY	DURING THE PAST
AND AGE	TRUST	TIME SERVED	THE PAST FIVE YEARS	TRUSTEE	FIVE YEARS
Dr. Michael D.	Trustee	Indefinite Term;	Professor and Chair,	27	Independent
Akers		Since August	Department of Accounting,		Trustee, USA
615 E. Michigan St.		22, 2001	Marquette University		MUTUALS
Milwaukee, WI			(2004–present).		(an open-end
53202					investment
Age: 57					company with
two portfolios).

Gary A. Drska	Trustee	Indefinite Term;	Pilot, Frontier/	27	Independent
615 E. Michigan St.		Since August	Midwest Airlines,		Trustee, USA
Milwaukee, WI		22, 2001	Inc. (airline company)		MUTUALS
53202			(1985-present).		(an open-end
Age: 55					investment
company with
two portfolios).

Jonas B. Siegel	Trustee	Indefinite Term;	Retired; Managing Director,	27	Independent
615 E. Michigan St.		Since October	Chief Administrative		Trustee, Gottex
Milwaukee, WI		23, 2009	Officer (“CAO”) and		Multi-Asset
53202			Chief Compliance		Endowment
Age: 69			Officer (“CCO”),		Fund complex
			Granite Capital		(three closed-end
			International Group,		investment
			L.P. (an investment		companies);
			management firm)		Independent
			(1994-2011); Vice		Trustee,
			President, Secretary,		Gottex Multi-
			Treasurer and CCO		Alternatives
			of Granum Series		Fund complex
			Trust (an open-end		(three closed-end
			investment		investment
			company) (1997–		companies);
			2007); President,		Independent
			CAO and CCO,		Manager,
			Granum Securities,		Ramius IDF Fund
			LLC (a broker-dealer)		complex (two
			(1997–2007).		closed-end
investment
companies).

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

INTERESTED TRUSTEE AND OFFICERS
(Unaudited)

OTHER
				NUMBER OF	DIRECTORSHIPS
	POSITION(S)	TERM OF OFFICE	PRINCIPAL	PORTFOLIOS IN THE	HELD BY TRUSTEE
NAME, ADDRESS,	HELD WITH THE	AND LENGTH OF	OCCUPATION(S) DURING	TRUST OVERSEEN BY	DURING THE PAST
AND AGE	TRUST	TIME SERVED	THE PAST FIVE YEARS	TRUSTEE	FIVE YEARS
Joseph C.	Chairperson,	Indefinite Term;	Executive Vice	27	Trustee, Buffalo
Neuberger(1)	President and	Since August	President, U.S.		Funds (an
615 E. Michigan St.	Trustee	22, 2001	Bancorp Fund		open-end
Milwaukee, WI			Services, LLC		investment
53202			(1994–present).		company with
Age: 50					ten portfolios);
Trustee, USA
MUTUALS
(an open-end
investment
company with
two portfolios).

John P. Buckel	Vice	Indefinite Term;	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Since January	Administrator, U.S.
Milwaukee, WI	Treasurer	10, 2008 (Vice	Bancorp Fund
53202	and Principal	President); Since	Services, LLC
Age: 55	Accounting	September 10,	(2004-present).
	Officer	2008 (Treasurer)

Robert M. Slotky	Vice	Indefinite Term;	Senior Vice	N/A	N/A
615 E. Michigan St.	President,	Since January	President, U.S.
Milwaukee, WI	Chief	26, 2011	Bancorp Fund
53202	Compliance		Services, LLC
Age: 65	Officer and		(2001–present).
Anti-Money
Laundering
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President and	N/A	N/A
615 E. Michigan St.		Term; Since	Legal Compliance
Milwaukee, WI		November 15,	Officer, U.S.
53202		2005	Bancorp Fund
Age: 33			Services, LLC
(2004–present).

Jennifer A. Lima	Assistant	Indefinite Term;	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Since January	Administrator, U.S.
Milwaukee, WI		10, 2008	Bancorp Fund
53202			Services, LLC
Age: 38			(2002–present).

Jesse J. Schmitting	Assistant	Indefinite Term;	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Since July 21,	Administrator, U.S.
Milwaukee, WI		2011	Bancorp Fund
53202			Services, LLC
Age: 30			(2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, who acts as principal underwriter for several series of the Trust, but not the Funds.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX)

(THIS PAGE INTENTIONALLY LEFT BLANK.)

Investment Advisor
Performance Trust Investment Advisors, LLC
500 W. Madison, Suite 470
Chicago, IL  60661

888.282.3220
info@PTIAfunds.com
www.PTIAfunds.com

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI  53202

Independent Registered
Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH  44115

Distributor
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME  04101

This report has been prepared for shareholders
and may be distributed to others only if preceded
or accompanied by a current prospectus.

The Performance Trust Mutual Funds are distributed
by Foreside Fund Services, LLC

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 7, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2012	FYE 8/31/2011
Audit Fees	$29,000	$29,000
Audit-Related Fees	0	0
Tax Fees	6,000	6,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2012	FYE 8/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2012	FYE 8/31/2011
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 7, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*                   /s/ Joseph Neuberger
Joseph Neuberger, President

Date     November 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ Joseph Neuberger
Joseph Neuberger, President

Date     November 5, 2012

By (Signature and Title)*                   /s/ John Buckel
John Buckel, Treasurer

Date     November 5, 2012
* Print the name and title of each signing officer under his or her signature.